Effective immediately, the third paragraph of the sub-section entitled “Principal Investment Strategies” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Of the fund’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade debt instruments.

Effective immediately, the third paragraph of the sub-section entitled “Principal Investment Strategies” beneath the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

Of the fund’s investments in debt instruments, MFS generally invests substantially all of these investments in investment grade debt instruments.